AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OCTOBER 9 1997


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               ------------------

        Date of Report (Date of earliest event reported):  October 98888888


                        CHANDLER INSURANCE COMPANY, LTD.
             (Exact name of registrant as specified in its charter)


                                 Cayman Islands
                    (State or jurisdiction of incorporation)


                   0-15286                              N/A
           (Commission File Number)      (IRS Employer Identification No.)


         Anderson Square, 5th Floor
    Grand Cayman, Cayman Islands, B.W.I.                N/A
  (Address of principal executive office)          (Zip Code)


      Registrant's telephone number, including area code:  (345) 949-8177



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ITEM 5.  OTHER EVENTS
         ------------

         In the Company's report on Form 10-Q for the period ended June 30, 1997, it reported in Item 2 under the heading "CenTra Litigation-- Oklahoma" that a United States District Court sitting in Oklahoma dismissed CenTra Inc.'s ("CenTra") claims against National American Insurance Company ("NAICO"), an affiliate and certain individuals for alleged wrongful cancellation of CenTa's insurance with NAICO and the affiliate in 1992. That dismissal, based upon the entry of a judgment as a matter of law is currently the subject of a Motion for New Trial before the Court.

         On September 25, 1997, NAICO was served with a Summons and Amended Complaint in two cases brought by subsidiaries and affiliates of CenTra attempting to recover for the same claims which were the subject of the judgment in favor of NAICO rendered by the United States District Court in Oklahoma. Both cases were filed in the Circuit Court of Macomb County, Michigan and contained substantially similar allegations. The defendants in each case include NAICO, NAICO Indemnity (Cayman), Ltd. and certain officers and directors of NAICO. The plaintiffs seek damages which they have not quantified but which they contend are based upon their loss of business and injury to their business reputation.


         In Item 2 of the Form 10-Q for the period ended June 30, 1997 under the heading "CenTra Litigation--Nebraska" and in a subsequent report on Form 8-K filed on August 14, 1997 the Company reported regarding an action pending in the United States District Court for the District of Nebraska. On October 7, 1997 the United States District Court filed an Order requiring CenTra and its affiliates to deliver to the Court on or before November 6, 1997 any and all shares of the Company which they own or control. As previously reported, the Court voided a purported transfer of 1,441,000 shares of stock from Can-Am Investments, Ltd.
         to Agnes A. Moroun and ordered those shares tendered to the Court.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                                             CHANDLER INSURANCE COMPANY, LTD.



Date:  October 9 1997                   By:
                                             -------------------------------
                                             Mark T. Paden
                                             Vice President - Finance and
                                             Chief Financial Officer
                                             (Principal Accounting and
                                                 Financial Officer)






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